Exhibit 10.6

EXHIBIT C

CONSENT AND WAIVER AGREEMENT

THIS CONSENT AND WAIVER AGREEMENT, dated as of October 31, 2008 (this “Agreement”), is entered into by and among Blink Logic Inc., a Nevada corporation (the “Company”), the September Purchasers (as defined below), the June Purchaser (as defined below), the July Purchaser (as defined below)and the August Purchasers (as defined below). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed thereto in the Transaction Documents.

WHEREAS, pursuant to the Securities Purchase Agreement, dated September 28, 2007 among the Company (f/k/a DataJungle Software Inc.) and the purchasers signatory thereto (the “September Purchaser Agreement” and such purchasers, the “September Purchasers”, each a “September Purchaser”), the Company issued to the September Purchasers Original Issue Discount Senior Secured Convertible Debentures dated September 28, 2007 (the “September Debentures”) and common stock purchase warrants dated September 28, 2007 (the “September Warrants” and together with the September Purchaser Agreement and the September Debentures, the “September Transaction Documents”);

WHEREAS, pursuant to the Securities Purchase Agreement, dated June 12, 2008 among the Company and the purchaser signatory thereto (the “June Purchaser Agreement” and such purchaser, the “June Purchaser”), the Company issued to the June Purchaser an Original Issue Discount Senior Secured Convertible Debenture dated June 12, 2008 (the “June Debenture”) and a common stock purchase warrant dated June 12, 2008 (the “June Warrant”, and together with the June Purchaser Agreement and the June Debenture, the “June Transaction Documents”);

WHEREAS, pursuant to the Securities Purchase Agreement, dated July 28, 2008 among the Company and the purchaser signatory thereto (the “July Purchaser Agreement” and such purchaser, the “July Purchaser”), the Company issued to the July Purchaser an Original Issue Discount Senior Secured Convertible Debenture dated July 28, 2008 (the “July Debenture”) and a common stock purchase warrant dated July 28, 2008 (the “July Warrant”, and together with the July Purchaser Agreement and the July Debenture, the “July Transaction Documents”);

WHEREAS, pursuant to the Securities Purchase Agreement, dated August 20, 2008 among the Company and the purchasers signatory thereto (the “August Purchaser Agreement”, together with the September Purchase Agreement, the June Purchase Agreement and the July Purchase Agreement, the “Purchase Agreements” and such purchasers, the “August Purchasers”, together with the September Purchasers, the June Purchase and the July Purchaser, the “Prior Purchasers”), the Company issued to the August Purchasers Original Issue Discount Senior Secured Convertible Debentures dated August 20, 2008 (the “August Debentures”, and together with the September Debentures, the June Debenture and the July Debenture, the “Debentures”) and common stock purchase warrants dated August 20, 2008 (the “August Warrants”, and together with the September Warrants, the June Warrant and the July Warrant, the “Warrants”

and together with the August Purchaser Agreement and the August Debentures, the “August Transaction Documents” and, together with the September Transaction Documents, the June Transaction Documents and the July Transaction Documents, the “Transaction Documents”);

WHEREAS, the Company desires to enter into a securities purchase agreement with certain new purchasers (the “New Purchasers”) for the issuance of up to $2,222,000 in Principal Amount ($2,000,000 in Subscription Amount) of Original Issue Discount Senior Secured Convertible Debentures, substantially on the same terms and conditions as the Debentures (such new debentures, the “October Debentures”), together with common stock purchase warrants, substantially on the same terms and conditions as the Warrants (the “October Warrants” and together with the October Debentures, the “October Securities” and such new financing, the “New Financing”);

WHEREAS, in connection with the September Purchase Agreement, the Company, DataJungle Ltd. and the September Purchasers entered into a Security Agreement, dated September 28, 2007 (the “September Security Agreement”);

WHEREAS, in connection with the June Purchase Agreement, the Company, Blink Logic Corp. (the “Subsidiary”)  and the June Purchaser entered into a Security Agreement, dated June 12, 2008 (the “June Security Agreement”);

WHEREAS, in connection with the July Purchase Agreement, the Company, the Subsidiary and the July Purchaser entered into a Security Agreement, dated July 28, 2008 (the “July Security Agreement”);

WHEREAS, in connection with the August Purchase Agreement, the Company, the Subsidiary, Enable Growth Partners L.P., as agent, and the August Purchasers entered into a Security Agreement, dated August 20, 2008 (the “August Security Agreement” and together with the September Security Agreement, the June Security Agreement and the July Security Agreement, the “Prior Security Agreements”);

WHEREAS, in connection with the New Financing, the Company and the Subsidiary desire to enter into a security agreement with the New Purchasers (the “October Security Agreement”);

WHEREAS, in connection with the September Security Agreement, DataJungle Ltd. entered into a Subsidiary Guarantee in favor of each of the September Purchasers (the “September Guarantee”);

WHEREAS, in connection with the June Security Agreement, the Subsidiary entered into a Subsidiary Guarantee in favor of the June Purchaser (the “June Guarantee”);

WHEREAS, in connection with the July Security Agreement, the Subsidiary entered into a Subsidiary Guarantee in favor of the July Purchaser (the “July Guarantee”);

WHEREAS, in connection with the August Security Agreement, the Subsidiary entered into a Subsidiary Guarantee in favor of the August Purchasers (the “August Guarantee” and together with the September Guarantee, the June Guarantee and the July Guarantee, the “Prior Guarantees”);

WHEREAS, in connection with the New Financing, the Company desires that the Subsidiary enter into a subsidiary guarantee in favor of the New Purchasers (the “October Guarantee”); and

WHEREAS, the Prior Purchasers have agreed to consent to the Company entering into the New Financing and each of the transaction documents in connection with such New Financing (the “October Transaction Documents”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Prior Purchaser hereby agrees as follows:

1.

The Company and each of the undersigned Prior Purchasers hereby consent to the Company’s execution of the October Transaction Documents and its performance of its obligations thereunder, including, but not limited to, the Company’s obligation to obtain the Authorized Share Approval, in connection with the New Financing.

2.

Each of the undersigned September Purchasers hereby waive the Company’s compliance with each of the following solely in connection with the execution of the October Transaction Documents and issuance of the October Securities: (a) Section 4.12 (Participation in Future Financing) of the September Purchase Agreement, (b) Section 4.13 (Subsequent Equity Sales) of the September Purchase Agreement, (c) Sections 7(a) and 7(b) of the September Notes, (d) Section 4(c), Section 4(k), Section 4(l), and Section 4(o) of the September Security Agreement, (e) compliance of the Guarantor (as defined in the September Guarantee) with Section 4(b)(i), 4(b)(ii), and (4)(b)(vii) of the September Guarantee, and (f) Section 3(b) (Subsequent Equity Sales) of the September Warrants solely with respect to the upward adjustment to the number of shares of Common Stock underlying the Warrants but shall not include any waiver to the adjustment of the Exercise Price.

3.

The undersigned June Purchaser hereby waives the Company’s compliance with each of the following solely in connection with the execution of the October Transaction Documents and issuance of the October Securities: (a) Section 4.12 (Participation in Future Financing) of the June  Purchase Agreement, (b) Section 4.13 (Subsequent Equity Sales) of the June Purchase Agreement, (c) Sections 7(a) and 7(b) of the June  Debenture, (d) Section 4(c), Section 4(k), Section 4(l), and Section 4(o) of the June Security Agreement, (e) compliance of the Guarantor (as defined in the June Guarantee) with Section 4(b)(i), 4(b)(ii), and (4)(b)(vii) of the June Guarantee and (f) Section 3(b) (Subsequent Equity Sales) of the June Warrant solely with respect to the upward adjustment to the number of shares of Common Stock underlying the Warrant but shall not include any waiver to the adjustment of the Exercise Price.

4.

The undersigned July Purchaser hereby waives the Company’s compliance with each of the following solely in connection with the execution of the October Transaction Documents and issuance of the October Securities: (a) Section 4.12 (Participation in Future Financing) of the July Purchase Agreement, (b) Section 4.13 (Subsequent Equity Sales) of the July Purchase Agreement, (c) Sections 7(a) and 7(b) of the July Debenture, (d) Section 4(c), Section 4(k), Section 4(l), and Section 4(o) of the July Security Agreement, (e) compliance of the Guarantor (as defined in the July Guarantee) with Section 4(b)(i), 4(b)(ii), and (4)(b)(vii) of the July Guarantee and (f) Section 3(b) (Subsequent Equity Sales) of the July Warrants solely with respect to the upward adjustment to the number of shares of Common Stock underlying the Warrant but shall not include any waiver to the adjustment of the Exercise Price.

5.

Each of the undersigned August Purchasers hereby waives the Company’s compliance with each of the following solely in connection with the execution of the October Transaction Documents and issuance of the October Securities: (a) Section 4.12 (Participation in Future Financing) of the August Purchase Agreement, (b) Section 4.13 (Subsequent Equity Sales) of the August Purchase Agreement, (c) Sections 7(a) and 7(b) of the August Debenture, (d) Section 4(c), Section 4(k), Section 4(l), and Section 4(o) of the August Security Agreement, (e) compliance of the Guarantor (as defined in the August Guarantee) with Section 4(b)(i), 4(b)(ii), and (4)(b)(vii) of the August Guarantee and (f) Section 3(b) (Subsequent Equity Sales) of the August Warrants solely with respect to the upward adjustment to the number of shares of Common Stock underlying the Warrants but shall not include any waiver to the adjustment of the Exercise Price.

6.

Each of the undersigned Prior Purchasers hereby consent to the Company and the Subsidiary entering into the October Security Agreement solely in connection with the New Financing and hereby waive any damages, penalties, fees or defaults under the Prior Security Agreements and the Debentures solely in connection with the Company entering into the New Financing.

7.

Each of the undersigned Prior Purchasers hereby consent to the Subsidiary entering into the October Guarantee solely in connection with the New Financing and hereby waive any damages, penalties or defaults under the Prior Guarantees solely in connection with the October Guarantee.

8.

In connection with the issuance of the securities in the New Financing, the Conversion Price of the Debentures has been reduced to $0.20, subject to further adjustment therein, and the exercise price of the Warrants has been reduced to $0.20, subject to further adjustment therein.

9.

The foregoing waiver is given solely in respect of the New Financing.  No waiver of any other rights of the Prior Purchasers is given or may be implied. Except as expressly set forth herein, the Prior Purchasers reserve all rights, remedies, powers, or privileges available under the Transaction Documents and other documents and agreements executed in connection therewith, at law or otherwise.

10.

This Agreement may be executed in two or more counterparts and by facsimile signature or otherwise, and each of such counterparts shall be deemed an original and all of such counterparts together shall constitute one and the same agreement.

11.

The Company has elected to provide all Prior Purchasers with the same terms and form of consent and waiver for the convenience of the Company and not because it was required or requested to do so by the Prior Purchasers.  The obligations of each of the Prior Purchasers under this Agreement, and any Transaction Documents are several and not joint with the obligations of any other Prior Purchaser, and no Prior Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Prior Purchaser under this Agreement or any of the Transaction Document.  Nothing contained herein or in any of the Transaction Documents, and no action taken by any Prior Purchaser pursuant thereto, shall be deemed to constitute the Prior Purchaser as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Prior Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Transaction Documents.  Each Prior Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Prior Purchaser has been represented by its own separate legal counsel in their review and negotiation of this Agreement and the Transaction Documents.

IN WITNESS WHEREOF, this Agreement is executed as of the date first set forth above.

BLINK LOGIC INC.

By:_____________________________________

Name:

Title:

[Prior Purchaser Signature Pages to Follow]

[PURCHASER’S SIGNATURE PAGE TO BLKL CONSENT AND WAIVER AGREEMENT]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have executed this Agreement as of the date first set forth above.

Name of Purchaser: __________________________

Signature of Authorized Signatory of Purchaser: __________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________